UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 29, 2015

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FEDERAL HOME LOAN BANK OF INDIANAPOLIS
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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Federally Chartered Corporation	000-51404	35-6001443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8250 Woodfield Crossing Blvd.
Indianapolis IN 46240
(Address of Principal Executive Offices, including Zip Code)

(317) 465-0200
(Registrant's Telephone Number, Including Area Code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2015, Gregory L. Teare, Senior Vice President, was appointed Chief Financial Officer of the Federal Home Loan Bank of Indianapolis (“Bank”), effective February 9, 2015. Mr. Teare has served as Senior Vice President - Chief Banking Officer of the Bank since September 2008, when he joined the Bank.
Mr. Teare will have direct responsibility for all organizational and fiscal objectives pertaining to capital markets, treasury, balance sheet forecasting and investments and hedging strategies of the portfolio. He will also have oversight of all aspects of the Bank’s funding, asset/liability management, treasury risk analytics and planning functions.
Mr. Teare will report to Mr. Robert E. Gruwell, Executive Vice President - Finance. It is expected that Mr. Gruwell will continue to serve as the Bank’s Principal Financial Officer (“PFO”) under the rules of the Securities and Exchange Commission (“SEC”) throughout calendar year 2015, whereupon it is expected that Mr. Teare will begin serving as PFO.
Neither Mr. Teare nor any member of his immediate family has or has had any material interest in any transaction or proposed transaction with the Bank.
Mr. Teare’s annual base salary is $284,830. A description of other compensation and benefits provided or made available to the Bank’s Named Executive Officers, including Mr. Teare, may be found in Item 11 - Executive Compensation of the Bank’s Annual Report on Form 10-K filed with the SEC on March 14, 2014. Any changes to Mr. Teare’s base salary resulting from his appointment as Chief Financial Officer will be subject to review and non-objection by the Bank’s primary regulator, the Federal Housing Finance Agency, and therefore will be disclosed when available. The Bank did not enter into any other new compensation plan, contract or arrangement with Mr. Teare in connection with his appointment as Chief Financial Officer.
Safe Harbor Statement

This document may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 concerning plans, objectives, goals, strategies, future events or performance. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” or the negative of these terms or comparable terminology. Any forward-looking statement contained in this document reflects our current beliefs and expectations. Actual results or performance may differ materially from what is expressed in any forward-looking statements.

Any forward-looking statement contained in this document speaks only as of the date on which it was made. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 3, 2015

FEDERAL HOME LOAN BANK OF INDIANAPOLIS

By:	/s/ROBERT E. GRUWELL
Robert E. Gruwell
Executive Vice President - Finance

By:	/s/DANIEL A. LANE
Daniel A. Lane
First Vice President - General Counsel, Business Operations